DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Dreyfus California Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.77%* and a tax-free distribution rate per share of 4.29%.**
THE ECONOMY
    The United States economy is well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Inflation, though, has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at a 1.4% rate over the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for Federal Funds was raised by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the liquidity safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-neutral. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.
MARKET ENVIRONMENT
    Since our last letter, the bond market has turned in a strong performance. As illustrated by the long-term U.S. Treasury Bond, yields moved from 6.32% in early October to 5.93% at the end of March; during the interim, rates dropped to even lower levels. The municipal market participated in this price rally, although not to the same degree. As a result, municipals have remained attractive when compared to Treasuries. During this time period the Federal Reserve held rates unchanged as concern over the effect of the Asian crisis sent investors to the safe harbor of the Treasury market.
    This favorable environment brought a record level of first quarter financing into the municipal market. Budget surpluses are not occurring in the Federal Government alone: many states and municipalities have seen dramatic changes in their economies, with better fiscal management and strong tax receipts enhancing their bottom lines. With interest rates remaining at relatively low levels, municipalities can be expected to issue refunding obligations to replace their outstanding higher coupon bonds with new issues paying lower interest rates. Refundings, along with the issuance of "new-money" bonds, can easily swell the calendar of new issues, temporarily necessitating price adjustments in order to attract buyers.
    We are currently at the time of year when tax payments and heavy issuance weighs on the fixed income market. Thus far, inflation has remained under control: however, the economy continues to remain strong and we anticipate that more than likely we have seen the low point in rates for the immediate future and the market has settled into a trading range waiting for a clearer direction.
PORTFOLIO OVERVIEW
    During the past fiscal year, the intermediate sector of the municipal market provided the investor with attractive returns. Bond yields bottomed out during last spring with prices at their lowest levels during this time. As it became more apparent that inflation would remain stable and the economy would not overheat, we took a constructive view toward interest rates and added the type of structure that would participate in the rally. It was a blended approach utilizing both discounts and high coupons, both of which remained in demand during the year and contributed favorably to the performance of the Fund. For the fiscal year ended March 31, 1998, the Fund's total return was 8.77%. This compares favorably to the Lipper California Intermediate Municipal Debt category average of 8.20% for the same period. Heavy issuance of paper during that time gave us the opportunity to add state-specific paper at general market levels. Within recent months, the market has settled into a trading range. The direction remains somewhat clouded and although we have not turned negative, a more cautious approach is warranted.
    Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you find them informative.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-California residents.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND                                               MARCH 31, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CONNECTICUT
INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX

Dollars
$15,233
Lehman Brothers 10-Year Municipal Bond Index*
$14,372
Dreyfus Connecticut Intermediate Municipal
Bond Fund
*Source: Lehman Brothers
Average Annual Total Returns

    One Year Ended               Five Years Ended          From Inception (6/26/92)
    March 31, 1998                March 31, 1998              to March 31, 1998
 ____________________          ____________________      __________________________
        8.65%                         5.86%                         6.50%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Connecticut Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Connecticut municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Connecticut municipal obligations. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index pote ntially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                              MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments-96.7%                                                             Amount            Value
                                                                                               ______________  ______________
Connecticut-85.0%
Ansonia, 5%, 10/15/2013 (Insured; FGIC).....................................                   $    1,015,000  $    1,021,567
Bridgeport, Refunding 6%, 9/1/2006 (Insured; AMBAC) (a).....................                        1,750,000       1,942,500
Chesire 5.10%, 8/15/2006....................................................                          530,000         556,463
Columbia:
    5.20%, 6/15/2002........................................................                          265,000         276,994
    5.30%, 6/15/2003........................................................                          265,000         279,906
    5.40%, 6/15/2004........................................................                          265,000         282,000
State of Connecticut:
    6.10%, 3/15/2002........................................................                        2,000,000       2,148,580
    5.80%, 11/15/2002.......................................................                        1,500,000       1,608,915
    5.125%, 8/15/2011.......................................................                        1,000,000       1,022,200
    Airport Revenue Refunding (Bradley International Airport)
      7.35%, 10/1/2001 (Insured; FGIC)......................................                        1,000,000       1,104,930
    Clean Water Fund Revenue:
      5.40%, 4/1/2003.......................................................                        1,000,000       1,056,850
      5.40%, 6/1/2007.......................................................                        1,805,000       1,926,314
      Refunding 5.125%, 7/1/2007 (Insured; MBIA)............................                        2,000,000       2,096,260
    Special Assessment Second Injury Fund Revenue
      5.20%, 1/1/2010 (Insured; AMBAC)......................................                        3,000,000       3,115,080
    Special Tax Obligation Revenue (Transportation Infrastructure):
      5.60%, 9/1/2002.......................................................                        3,000,000       3,180,000
      Refunding:
          5.25%, 9/1/2007...................................................                        1,115,000       1,181,209
          5.25%, 9/1/2007 (Insured; MBIA)...................................                        1,360,000       1,440,757
Connecticut Health and Educational Facilities Authority, Revenue:
    (Connecticut State University System):
      5%, 11/1/2007 (Insured; MBIA).........................................                        1,820,000       1,898,788
      5.125%, 11/1/2010 (Insured; MBIA).....................................                        1,145,000       1,180,369
    (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)....................                        1,000,000       1,091,030
    (Kent School) 5.10%, 7/1/2007 (Insured; MBIA)...........................                          500,000         523,870
    Refunding (Yale New Haven Hospital) 5.50%, 7/1/2010.....................                        1,810,000       1,925,062
    (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA).....................                        2,210,000       2,320,721
    (University of Hartford):
      6.25%, 7/1/2002.......................................................                          700,000         736,344
      Refunding 6.20%, 7/1/2001.............................................                          750,000         781,642
    (University of New Haven) 6%, 7/1/2006..................................                        1,000,000       1,053,710
Connecticut Higher Education Supplemental Loan Authority, Revenue
    (Family Education Loan Program):
      5.70%, 11/15/2004.....................................................                        1,365,000       1,433,113
      5.80%, 11/15/2005.....................................................                        1,850,000       1,941,538
      5.90%, 11/15/2006.....................................................                        1,945,000       2,048,163
      5.50%, 11/15/2008.....................................................                        1,675,000       1,751,698
      5.60%, 11/15/2009.....................................................                        1,775,000       1,863,022

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         MARCH 31, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                               ______________  ______________
Connecticut (continued)
Connecticut Housing Finance Authority
    (Housing Mortgage Finance Program):
      6.90%, 11/15/1998.....................................................                   $    1,085,000  $    1,096,230
      5.95%, 11/15/2002.....................................................                        2,000,000       2,100,200
      5.90%, 5/15/2006......................................................                        1,000,000       1,062,500
      5.65%, 11/15/2007.....................................................                        1,000,000       1,051,060
Connecticut Municipal Electric Energy Cooperative, Power Supply
    System Revenue, Refunding:
      5%, 1/1/2008 (Insured; MBIA)..........................................                        1,500,000       1,560,975
      5%, 1/1/2010 (Insured; MBIA)..........................................                        1,570,000       1,602,687
Connecticut Regional School District Number 5:
    5.25%, 1/15/2004 (Insured; MBIA)........................................                          400,000         421,148
    5.40%, 1/15/2005 (Insured; MBIA)........................................                          400,000         425,360
    5.50%, 1/15/2006 (Insured; MBIA)........................................                          400,000         425,996
Danbury:
    5.10%, 8/15/2003........................................................                          815,000         852,303
    5.25%, 8/15/2004........................................................                          815,000         861,903
Derby:
    5.40%, 5/15/2004 (Insured; AMBAC).......................................                          420,000         446,708
    5.50%, 5/15/2005 (Insured; AMBAC).......................................                          620,000         665,198
Eastern Connecticut Resources Recovery Authority, Solid Waste Revenue
    (Wheelabrator Lisbon Project) 5.25%, 1/1/2006...........................                          820,000         840,525
East Hampton:
    5.25%, 7/15/2004 (Insured; FGIC)........................................                          300,000         317,061
    5.40%, 7/15/2005 (Insured; FGIC)........................................                          305,000         325,783
    5.50%, 7/15/2006 (Insured; FGIC)........................................                          305,000         328,573
East Lyme:
    5.20%, 8/1/2003.........................................................                          425,000         446,335
    5.60%, 8/1/2009.........................................................                          415,000         438,261
Easton:
    5.05%, 6/1/2007.........................................................                          270,000         280,600
    5.15%, 6/1/2008.........................................................                          270,000         281,305
    5.25%, 6/1/2009.........................................................                          245,000         255,217
Guilford:
    5.25%, 1/15/2004........................................................                          300,000         315,705
    5.40%, 1/15/2005........................................................                          325,000         345,312
    5.50%, 1/15/2006........................................................                          325,000         345,686
    Refunding:
      5.40%, 10/15/2001.....................................................                        1,215,000       1,269,651
      5.50%, 10/15/2002.....................................................                        1,000,000       1,058,280
Hamden:
    5.25%, 10/1/2001........................................................                          445,000         462,853
    5.30%, 10/1/2002........................................................                          440,000         461,864
    5.40%, 10/1/2003........................................................                          425,000         450,670

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                               ______________  ______________
Connecticut (continued)
Hartford 5.30%, 10/1/2008 (Insured; FGIC)...................................                   $    1,000,000  $    1,062,880
Meriden 5.50%, 11/15/2001 (Insured; MBIA)...................................                        1,300,000       1,363,739
Middletown 5%, 4/15/2008....................................................                        1,760,000       1,833,304
New Britain:
    5.375%, 3/1/2003 (Insured; MBIA)........................................                          750,000         789,435
    5.50%, 3/1/2004 (Insured; MBIA).........................................                        1,000,000       1,064,750
New Canaan:
    5.25%, 2/1/2009.........................................................                          550,000         578,056
    5.30%, 2/1/2010.........................................................                          650,000         681,083
New Fairfield 4.80%, 3/15/2003 (Insured; MBIA)..............................                          550,000         566,351
New Haven:
    6.50%, 12/1/2002........................................................                        1,060,000       1,154,308
    6.50%, 12/1/2002 (Escrowed to Maturity).................................                          350,000         385,091
    6.75%, 12/1/2005........................................................                          845,000         949,501
    Refunding:
      5.25%, 8/1/2006 (Insured; FGIC).......................................                        1,500,000       1,579,500
      4.75%, 9/1/2007 (Insured; FGIC).......................................                        1,435,000       1,465,551
      5%, 8/1/2008 (Insured; FGIC)..........................................                        2,185,000      2,247,229
New London:
    5.10%, 10/1/2002 (Insured; MBIA)........................................                          300,000         312,591
    5.20%, 10/1/2003 (Insured; MBIA)........................................                          575,000         604,417
New Milford:
    5.20%, 8/1/2003.........................................................                          550,000         577,346
    5.40%, 8/1/2006.........................................................                          380,000         407,067
    5.50%, 8/1/2007.........................................................                          425,000         459,765
North Haven 5%, 9/1/2013....................................................                          850,000         852,898
Norwalk Maritime Center Authority, Revenue Refunding (Maritime Center Project):
    5.40%, 2/1/2002.........................................................                          635,000         664,820
    5.50%, 2/1/2003.........................................................                          670,000         709,202
Norwich 5.75%, 9/15/2005....................................................                          875,000         955,176
Redding:
    6.55%, 4/15/2008........................................................                          200,000         233,932
    6.60%, 4/15/2009........................................................                          200,000         235,286
South Central Connecticut Regional Water Authority, Water Systems Revenue:
    5.50%, 8/1/2003 (Insured; FGIC).........................................                        2,000,000       2,128,860
    5.25%, 8/1/2011 (Insured; FGIC).........................................                          890,000         923,740
Southington:
    5.40%, 9/15/2005 (Insured; MBIA)........................................                          455,000         486,627
    5.50%, 9/15/2006 (Insured; MBIA)........................................                          455,000         490,790
    5.60%, 9/15/2007 (Insured; MBIA)........................................                          455,000         491,987
Stamford:
    6.625%, 3/15/2004.......................................................                        2,750,000       3,102,743
    7.75%, 1/15/2005........................................................                        1,650,000       1,982,475

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MARCH 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                               ______________  ______________
Connecticut (continued)
Stratford 5.625%, 11/1/2007 (Insured; FGIC).................................                   $    2,490,000  $    2,653,917
University of Connecticut 4.75%, 2/1/2008 (Insured; FGIC)...................                        3,000,000      3,063,690
Vernon:
    5.30%, 9/15/2004 (Insured; MBIA)........................................                          360,000         383,018
    5.40%, 9/15/2005 (Insured; MBIA)........................................                          360,000         385,686
    5.50%, 9/15/2006 (Insured; MBIA)........................................                          360,000         386,327
Wallingford:
    5.20%, 6/15/2001........................................................                          400,000         414,576
    5.30%, 6/15/2002........................................................                          400,000         419,004
    5.40%, 6/15/2003........................................................                          400,000         423,396
    4.80%, 6/15/2009........................................................                        1,385,000       1,402,714
    Refunding 5.30%, 6/1/2004...............................................                          500,000         529,580
Waterbury, Refunding:
    4.90%, 4/15/2002 (Insured; FGIC)........................................                        1,650,000       1,692,339
    5%, 4/15/2003 (Insured; FGIC)...........................................                        2,060,000       2,125,611
Westport:
    5.10%, 6/15/2003........................................................                          500,000          523,480
    5.20%, 6/15/2004........................................................                          500,000          528,150
U.S. Related-11.7%
Commonwealth of Puerto Rico, Refunding, 5.30%, 7/1/2004 (Insured; MBIA).....                        1,000,000       1,058,720
Puerto Rico Electric Power Authority, Power Revenue, Refunding:
    5%, 7/1/2006 (Insured; FSA) (b).........................................                        1,500,000       1,565,820
    6.125%, 7/1/2009 (Insured; MBIA)........................................                        4,000,000       4,555,280
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                        1,800,000       1,895,958
Virgin Islands, Subordinate Tax (Insurance Claims Fund Program
    General Obligation Matching Fund) 5.65%, 10/1/2003......................                        2,845,000       3,002,357
Virgin Islands Public Finance Authority,
    Revenue Refunding Matching Fund Loan Notes:
      6.90%, 10/1/2001......................................................                        2,000,000       2,161,380
      7%, 10/1/2002.........................................................                          750,000         825,615
Virgin Islands Water and Power Authority, Water Systems Revenue
    7.20%, 1/1/2002.........................................................                          300,000         313,494
                                                                                                                _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $120,564,996).....................................................                                     $127,236,156
                                                                                                                =============


Short-Term Municipal Investments-3.3%
U.S Related;
Puerto Rico Government Development Bank, Revenue, Refunding, VRDN
    3.375% (LOC; Credit Suisse First Boston Corp.; Insured; MBIA) (c,d)
    (cost $4,400,000).......................................................                   $    4,400,000  $    4,400,000
                                                                                                                 =============
TOTAL INVESTMENTS-100.0%
    (cost $124,964,996).....................................................                                     $131,636,156
                                                                                                                 ============




DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
LOC           Letter of Credit


Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                               54.9%
AA                                 Aa                             AA                                23.5
A                                  A                              A                                  9.6
BBB                                Baa                            BBB                                3.8
F1                                 MIG1                           SP1                                3.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.8
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======


Notes to Statement of Investments:
    (a) Held in segregated account as collateral for delayed-delivery security.
    (b)      Purchased on a delayed-delivery basis.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d)      Secured by letter of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         MARCH 31, 1998
                                                                                                     Cost           Value
                                                                                                 ____________    ____________
ASSETS:                          Investments in securities-See Statement of Investments          $124,964,996    $131,636,156
                                 Cash.......................................                                          450,767
                                 Interest receivable........................                                        1,836,355
                                 Receivable for shares of Beneficial Interest subscribed                               11,000
                                 Prepaid expenses...........................                                           34,918
                                                                                                                 ____________
                                                                                                                  133,969,196
                                                                                                                 ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         67,383
                                 Payable for investment securities purchased                                        1,567,598
                                 Accrued expenses and other liabilities.....                                           52,218
                                                                                                                 ____________
                                                                                                                    1,687,199
                                                                                                                 ____________

NET ASSETS..................................................................                                     $132,281,997
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $127,434,380
                                 Accumulated net realized gain (loss) on investments                               (1,823,543)
                                 Accumulated gross unrealized appreciation on investments                           6,671,160
                                                                                                                 ____________

NET ASSETS..................................................................                                     $132,281,997
                                                                                                                =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                        9,536,656

NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                           $13.87
                                                                                                                      =======

See notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED MARCH 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income......................                                           $  6,646,086
EXPENSES:                        Management fee-Note 3(a).............                     $   778,904
                                 Shareholder servicing costs-Note 3(b)                         179,646
                                 Trustees' fees and expenses-Note 3(c)                          36,488
                                 Professional fees....................                          34,270
                                 Registration fees....................                          14,346
                                 Custodian fees.......................                          13,145
                                 Prospectus and shareholders' reports.                          11,149
                                 Loan commitment fees-Note 2..........                           1,093
                                 Miscellaneous........................                          20,600
                                                                                          ____________
                                       Total Expenses.................                       1,089,641
                                 Less-reduction in management fee due to
                                 undertaking-Note 3(a)................                         (80,653)
                                                                                          ____________
                                       Net Expenses...................                                              1,008,988
                                                                                                                 ____________
INVESTMENT INCOME-NET.................................................                                             5,637,098
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                   $   182,503
                                 Net unrealized appreciation (depreciation)
                                     on investments...................                       4,944,080
                                                                                          ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                             5,126,583
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                             $10,763,681
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Year Ended      Year Ended
                                                                                               March 31, 1998  March 31, 1997
                                                                                               ______________  ______________
OPERATIONS:
  Investment income-net....................................................                      $  5,637,098    $  5,765,457
  Net realized gain (loss) on investments..................................                           182,503         456,243
  Net unrealized appreciation (depreciation) on investments................                         4,944,080        (739,586)
                                                                                                _____________    ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                       10,763,681         5,482,114
                                                                                                _____________    ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                        (5,637,098)     (5,796,467)
                                                                                                _____________    ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................                        24,588,017      26,772,228
  Dividends reinvested.....................................................                         4,305,013       4,453,723
  Cost of shares redeemed..................................................                       (31,201,513)    (35,557,561)
                                                                                                _____________    ____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                        (2,308,483)     (4,331,610)
                                                                                                _____________    ____________
      Total Increase (Decrease) in Net Assets..............................                         2,818,100      (4,645,963)
NET ASSETS:
  Beginning of Period......................................................                       129,463,897     134,109,860
                                                                                                _____________    ____________
  End of Period............................................................                      $132,281,997    $129,463,897
                                                                                                =============    ============
                                                                                                  Shares             Shares
                                                                                                _____________    ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................................................                         1,789,158       2,000,926
  Shares issued for dividends reinvested...................................                           313,425         332,728
  Shares redeemed..........................................................                        (2,280,583)     (2,661,549)
                                                                                                _____________    ____________
    Net Increase (Decrease) in Shares Outstanding..........................                          (178,000)       (327,895)
                                                                                                =============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period ........              $13.33      $13.35      $13.03      $12.98      $13.18
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                 .60         .59         .60         .65         .69
    Net realized and unrealized gain (loss)
      on investments.............................                 .54        (.01)        .31         .05        (.19)
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                1.14         .58         .91         .70         .50
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.60)       (.60)       (.59)       (.65)       (.69)
    Dividends from net realized gain on investments                --          --          --          --        (.01)
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.60)      (.60)        (.59)      (.65)        (.70)
                                                               ______      ______      ______      ______      ______
 .  Net asset value, end of period................              $13.87      $13.33      $13.35      $13.03      $12.98
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                8.65%       4.38%       7.09%       5.60%       3.64%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .78%        .78%        .72%        .34%        .01%
    Ratio of net investment income
      to average net assets......................                4.34%       4.42%       4.46%       5.08%       5.07%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .06%        .06%        .13%        .50%        .84%
    Portfolio Turnover Rate......................                6.90%      29.56%      19.91%      31.66%      11.47%
    Net Assets, end of period (000's Omitted)....            $132,282    $129,464    $134,110    $131,681    $140,804

See notes to financial statements.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly.
 Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $1,817,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1997 through March 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $80,653 during the period ended March 31, 1998.
    (b) Under the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the period ended March 31, 1998, the Fund was charged $104,815 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $53,342 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1998, the redemption fees amounted to $19.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $8,636,972 and $11,068,278, respectively.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Connecticut Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by corresponden ce with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
May 4, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment-income net during its fiscal year ended March 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 WashingtonStreet
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            914AR983
Registration Mark
[Dreyfus logo]
Connecticut
Intermediate
Municipal Bond
Fund
Annual Report
March 31, 1998